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                                                                 EXHIBIT 10.7(v)

                                 AMENDMENT FOUR
                                 --------------
                                       TO
                                       --
                              EMPLOYMENT AGREEMENT
                              --------------------





     This AMENDMENT FOUR TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the "Company") and Marjorie W. Dorr (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dated as of the 1/st/ day of January, 1999, as follows:

1. Effective January 1, 2002, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31/st/ day of December, 2004.

2. All other provisions of the Agreement, including paragraph 2 and 3 of Amendment Three, shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT FOUR TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.




Marjorie W. Dorr                            Anthem Insurance Companies, Inc.

 /s/ Marjorie W. Dorr                       By:  /s/ Larry C. Glasscock
------------------------------------            --------------------------------

                                            Name: Larry C. Glasscock

                                            Title: President and CEO